Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
TEAMSTAFF, INC.
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of TeamStaff, Inc. (“TeamStaff”) on Form 10-Q for the period ending March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof, the undersigned, being, Zachary C. Parker, Chief Executive Officer, and Cheryl Presuto, Chief Financial Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of TeamStaff.
Date: May 17, 2010

/s/ Zachary C. Parker	/s/ Cheryl Presuto

Zachary C. Parker	Cheryl Presuto
Chief Executive Officer	Chief Financial Officer
(Principal Executive Officer)	(Principal Accounting Officer)
A signed original of this written statement required by Section 906 has been provided to TeamStaff and will be retained by TeamStaff and furnished to the Securities and Exchange Commission or its staff upon request.